                                                                   EXHIBIT 99.10

INDEPENDENT AUDITORS' REPORT

Partners and Board of Directors
Westchase Holdings, Ltd.
dba Westchase Hilton Hotel and Towers
GAR Holdings, Inc.
Houston, Texas

    We have audited the accompanying combined balance sheet of Westchase Holdings, Ltd. (a Texas limited partnership) dba Westchase Hilton Hotel and Towers and GAR Holdings, Inc. as of December 27, 1996, and the related combined statements of income, owners' deficit and cash flows for the year then ended. These combined financial statements are the responsibility of management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Westchase Holdings, Ltd. dba Westchase Hilton Hotel and Towers and GAR Holdings, Inc. at December 27, 1996 and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                          Mann Frankfort Stein & Lipp, P.C.

Houston, Texas
February 11, 1997

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.

COMBINED BALANCE SHEET
DECEMBER 27, 1996

ASSETS

Current assets
  Cash and cash equivalents....................................................  $1,116,006
  Accounts receivable, less allowance for doubtful accounts of $4,213..........     456,339
  Inventories..................................................................      57,172
  Federal income tax receivable................................................      12,164
  Prepaid expenses.............................................................      13,575
                                                                                 ----------
Total current assets...........................................................   1,655,256

Property and equipment
  Land.........................................................................   2,046,000
  Building.....................................................................  12,451,161
  Furnishings, fixtures and equipment..........................................   4,594,999
  Automobiles..................................................................      19,928
                                                                                 ----------
                                                                                 19,112,088
  Less: accumulated depreciation...............................................  (6,167,818)
                                                                                 ----------
Net property and equipment.....................................................  12,944,270

Other assets
  Restricted cash..............................................................     281,389
  License fee, less accumulated amortization of $15,750........................       6,757
  Loan origination fees, less accumulated amortization of $95,975..............     543,861
  Service warranties, less accumulated amortization of $3,600..................       4,400
  Deposits.....................................................................     112,171
                                                                                 ----------
Total other assets.............................................................     948,578
                                                                                 ----------

Total assets...................................................................  $15,548,104
                                                                                 ----------
                                                                                 ----------

LIABILITIES AND OWNERS' DEFICIT

Current liabilities
  Accounts payable.............................................................  $  286,069
  Accrued expenses.............................................................     600,154
  Current portion of long-term debt............................................     567,125
                                                                                 ----------
Total current liabilities......................................................   1,453,348

Long-term debt, less current portion...........................................  15,061,302
                                                                                 ----------
Total liabilities..............................................................  16,514,650

Commitments and contingencies..................................................      --

Owners' deficit................................................................    (966,546)
                                                                                 ----------
Total liabilities and owners' deficit..........................................  $15,548,104
                                                                                 ----------
                                                                                 ----------

See notes to combined financial statements.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.

COMBINED STATEMENT OF INCOME
YEAR ENDED DECEMBER 27, 1996

Revenues
  Rooms........................................................................  $7,558,419
  Food and beverage............................................................   2,360,609
  Other........................................................................     676,291
                                                                                 ----------
Total Revenues.................................................................  10,595,319
Departmental Expenses
  Rooms........................................................................   1,645,524
  Food and beverage............................................................   1,493,485
  Other........................................................................     188,445
                                                                                 ----------
Total Departmental Expenses....................................................   3,327,454
                                                                                 ----------
Gross Operating Income.........................................................   7,267,865

Undistributed Expenses
  Administrative and general...................................................   1,240,749
  Marketing....................................................................   1,204,528
  Energy costs.................................................................     540,489
  Repairs and maintenance......................................................     562,017
  Management fees..............................................................     249,996
                                                                                 ----------
Total Undistributed Expenses...................................................   3,797,779
                                                                                 ----------
Income Before Fixed Charges....................................................   3,470,086

Fixed Charges
  Interest.....................................................................   1,294,344
  Depreciation and amortization................................................   1,174,261
  Property taxes...............................................................     344,135
  Insurance....................................................................      84,553
                                                                                 ----------
Total Fixed Charges............................................................   2,897,293
                                                                                 ----------
Income Before Federal Income Taxes.............................................     572,793

Federal Income Taxes...........................................................         845
                                                                                 ----------
Net Income.....................................................................  $  571,948
                                                                                 ----------
                                                                                 ----------

See notes to combined financial statements.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.

COMBINED STATEMENT OF OWNER'S DEFICIT
YEAR ENDED DECEMBER 27, 1996

                                                                    ADDITIONAL
                                                       COMMON         PAID-IN     RETAINED     PARTNERS'
                                                        STOCK         CAPITAL     EARNINGS      CAPITAL         TOTAL
                                                    -------------  -------------  ---------  -------------  -------------
Balance, December 30, 1995........................    $      10      $     990    $  52,580  $   3,524,114  $   3,577,694
Distributions.....................................       --             --           --         (5,116,188)    (5,116,188)
Net income........................................       --             --           23,853        548,095        571,948
                                                            ---          -----    ---------  -------------  -------------
Balance, December 27, 1996........................    $      10      $     990    $  76,433  $  (1,043,979) $    (966,546)

                                                    -------------  -------------  ---------  -------------  -------------
                                                    -------------  -------------  ---------  -------------  -------------

See notes to combined financial statements.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.

COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 27, 1996

Cash flows from operating activities
Net income......................................................................  $ 571,948
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization.................................................  1,174,261
  Provision for bad debts.......................................................     21,537
  Gain from disposal of property and equipment..................................     (1,695)
Changes in assets and liabilities:
  Accounts receivable...........................................................    (82,492)
  Inventories...................................................................     (4,442)
  Federal income taxes receivable...............................................    (11,384)
  Prepaid expenses..............................................................     76,414
  Other assets..................................................................     33,730
  Accounts payable..............................................................   (144,494)
  Accrued expenses..............................................................   (721,385)
                                                                                  ---------
                                                                                    340,050
                                                                                  ---------
Net cash provided by operating activities.......................................    911,998

Cash flows from investing activities
  Cash paid for property and equipment..........................................   (134,589)
  Proceeds from the sale of property and equipment..............................      7,542
  Decrease in advances to affiliates, net.......................................      5,160
  Other intangible assets.......................................................   (639,837)
                                                                                  ---------
Net cash used in investing activities...........................................   (761,724)

Cash flows from financing activities
  Principal payments on debt....................................................  (12,434,464)
  Proceeds from debt............................................................  16,000,000
  Distributions.................................................................  (5,116,188)
                                                                                  ---------
Net cash used in financing activities...........................................  (1,550,652)
                                                                                  ---------
Net decrease in cash and cash equivalents.......................................  (1,400,378)
Cash and cash equivalents at beginning of period................................  2,797,773
                                                                                  ---------
Cash and cash equivalents at end of period......................................  $1,397,395
                                                                                  ---------
                                                                                  ---------
Supplemental cash flow information
  Interest paid.................................................................  $1,590,129
                                                                                  ---------
                                                                                  ---------
  Taxes paid....................................................................  $  12,229
                                                                                  ---------
                                                                                  ---------
Cash equivalents reconciliation
  Cash and cash equivalents.....................................................  $1,116,006
  Restricted cash...............................................................    281,389
                                                                                  ---------
                                                                                  $1,397,395
                                                                                  ---------
                                                                                  ---------

See notes to combined financial statements.

WESTCHASE HOLDINGS, LTD.
dba WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.
Notes to Combined Financial Statements
December 27, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF ACCOUNTING: The accompanying combined financial statements include the accounts of the following entities (collectively, the "Companies"):

                                                                            FORM OF ENTITY
                                                                        ----------------------
Westchase Holdings, Ltd. ("Partnership")
 dba Westchase Hilton Hotel and Towers................................     Limited Partnership
GAR Holdings, Inc. ("GAR")............................................             Corporation

    Significant intercompany transactions and balances have been eliminated in combination.

    Beverage operations are managed by GAR. The Partnership acts as agent for GAR with respect to sales and beverage taxes and has paid all deposits required by the Texas Alcoholic Beverage Commission on behalf of GAR.

    NATURE OF OPERATIONS: The Companies provide hotel, restaurant and banquet facilities to the general public in Houston, Texas. The Companies' revenues are derived primarily from room rentals. Secondary sources of revenues are generated from restaurant services, banquet facilities and customer support services provided to guests within the Hotel. The Companies extend credit to businesses in Houston area and throughout the United States.

    ACCOUNTING PERIOD: The Companies' fiscal year is based on a 52-53 week year.

    ALLOWANCE FOR DOUBTFUL ACCOUNTS: Earnings are charged with a provision for doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

    INVENTORIES: Food and beverage inventories are valued at the lower of cost (first-in, first-out method) or market.

    PROPERTY AND EQUIPMENT: Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets (five to thirty-nine years). Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.

    OTHER ASSETS: Other assets include the following: (1) license fees paid to Hilton Inns, Inc., which are being amortized on a straight-line basis over a thirteen year period through November, 2000; (2) loan origination fees paid to a finance company which are being amortized on a straight-line basis over a five year period through March, 2001; and (3) extended warranties paid to a vendor which are being amortized on a straight-line basis over a five year period through September, 1999.

    FEDERAL INCOME TAXES: No provision for Federal income taxes has been made for the Partnership as these taxes are the responsibility of the partners. Federal income taxes, current and deferred, for the Corporation are not significant.

    NET INCOME (LOSS) ALLOCATION: Net income or loss of the Partnership is allocated to the partners in accordance with the terms set forth in the Partnership Agreement.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 27, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Such allocations will include a 10% return on cash funds invested, to the extent of any positive balance in the partners' investment account, as defined by the Partnership Agreement.

    CASH EQUIVALENTS: For purposes of the Statement of Cash Flows, cash equivalents include all highly liquid investments with original maturities of three months or less.

    USE OF ESTIMATES: The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) CASH
    Under the mortgage note payable agreement, the Partnership is required to make quarterly deposits amounting to either $118,750 or 4% of revenues, whichever is greater. At December 27, 1996, $281,389 of cash was restricted for that purpose.

    At December 27, 1996, the Partnership had monies deposited in certain banks which were in excess of the federally insured limits. The Partnership monitors the financial condition of the banks and has experienced no losses associated with its accounts.

(3) RELATED PARTY TRANSACTIONS
    The Partnership repaid a mortgage note payable of $2,275,400 to the Companies' principal partner and stockholder. Interest applicable to the promissory note of $328,341 was paid in 1996.

    During 1996, an Affiliate charged the Companies $32,500 for overhead expenses which are included in administrative and general expenses. In addition, the Affiliate charged management fees of $249,996 in 1996 for managing the Hotel.

    The Companies are provided insurance coverage under a group policy covering the Companies and other entities owned by the Companies' principal partner and stockholder. The Companies reimbursed the Affiliate for its pro-rata share of insurance expense. At December 27, 1996, the Companies, including another Affiliate, had two unused letters of credit from a bank with a total amount available of $268,816, payable with interest at 8.75%, expiring November 1996, related to workers compensation insurance. The Partnership is also required to maintain a certificate of deposit with a bank under the terms of the insurance agreement. At December 27, 1996, $109,255 was restricted for that purpose and is included in deposits.

    During 1996, the Partnership refinanced all their bank debt and a mortgage note payable to a related party with a finance company. In obtaining financing, the Partnership paid a fee of $175,000 to the Affiliate.

    Aggregate amounts payable to the Affiliate included in accounts payable and accrued expenses are approximately $79,700 at December 27, 1996.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 27, 1996

(3) RELATED PARTY TRANSACTIONS--(CONTINUED)
    At December 27, 1996, the Partnership had $1,168,436 in cash deposits and certificates of deposit with a bank owned by the Investor Limited Partner.

    The Partnership leases restaurant facilities to an affiliated company under an operating lease for a term of ten years expiring in 2002. Under the agreement, the minimum monthly rent is to be equal to the tenant's net income before specific deductions not to exceed $18,000 per month. Rental income for 1996 amounted to approximately $2,150. At December 27, 1996, the Partnership had a payable of $11,350 with such affiliated company.

    Total cost and accumulated depreciation at December 27, 1996 for property and equipment under this operating lease are as follows:

Building and land.............................................  $ 1,004,022
Furnishings, fixtures and equipment...........................      437,400
                                                                -----------
                                                                  1,441,422
Less:  accumulated depreciation...............................     (379,795)
                                                                -----------
                                                                $ 1,061,627
                                                                -----------
                                                                -----------

(4) LONG-TERM DEBT

    Long-term debt consists of:

Mortgage note payable to a finance company in monthly
 installments of $166,881 including interest at 9.35%, secured by first and second liens on the hotel property and assignment of rents and leases, maturing March, 2001.....................  $15,628,427
Less:  current portion.........................................     567,125
                                                                 ----------
                                                                 $15,061,302
                                                                 ----------
                                                                 ----------

    The following are maturities of long-term debt for the next five years:

YEAR ENDED DECEMBER 31,
- -------------------------------------------------------------------------------
1997...........................................................................  $     567,125
1998...........................................................................        622,483
1999...........................................................................        683,246
2000...........................................................................        749,939
2001...........................................................................     13,005,634
                                                                                 -------------
                                                                                 $  15,628,427
                                                                                 -------------
                                                                                 -------------

    The Partnership also has a "junior" note with the finance company with advances available up to $1,500,000. During 1996, the Partnership did not borrow funds on this junior note.

WESTCHASE HOLDINGS, LTD.
DBA WESTCHASE HILTON HOTEL AND TOWERS
GAR HOLDINGS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 27, 1996

(5) BANK CREDIT AGREEMENTS, COMMITMENTS, AND CONTINGENCIES
    In 1980, the previous owners of the Hotel entered into a 20-year license agreement with Hilton Inns, Inc. permitting it to promote and advertise the Hotel under the Hilton name. Under the terms of the agreement, the Partnership is committed to pay a monthly license fee equal to 6.0% in 1996 of the gross room sales of the Hotel. The Hotel is also committed to pay a monthly service fee equal to 4.55% of gross room sales of customers who participate in the Hilton Honors program. Total license and Honor fees were $596,234 in 1996.

    During 1990, the Partnership entered into a month-to-month management agreement with a hotel management company owned by the Companies' principal partner and stockholder. The agreement provides for a management fee of $20,833 per month. The agreement continues on a monthly basis unless either party terminates the agreement within the terms described in such agreement.

(6) COMMON STOCK
    GAR Holdings, Inc. has authorized 100,000 shares of common stock and has 1,000 shares of $.01 par value common stock issued and outstanding.

(7) EMPLOYEE BENEFIT PLAN
    The Companies participate in a multi-employer 401(k) employee benefit plan sponsored by an affiliated company. The plan covers all employees who meet certain age and service requirements. Employees may provide contributions to the plan through salary deferrals. Additionally, the Companies are required to make matching contributions of 50% of the first 6% of the employees contributions. During 1996, the Companies contributed approximately $52,000 to the Plan.

(8) SUBSEQUENT EVENT
    Subsequent to year end, the Partnership sold the hotel property to a third party for $28,500,000. Upon completion of the sale, the third party assumed the mortgage note payable.